UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 19, 2005

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-10000	56-0898180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 19, 2005, Wachovia Corporation (“Wachovia”) issued a news release announcing its financial results for the second quarter ended June 30, 2005 (the “Earnings News Release”). The Earnings News Release is attached as Exhibit (99)(a) to this report and is incorporated by reference into this Item 2.02. In connection with issuing the Earnings News Release, Wachovia also made available its Second Quarter 2005 Quarterly Earnings Report (the “Quarterly Earnings Report”), which includes certain additional historical and forward-looking financial information relating to Wachovia. The Quarterly Earnings Report is attached as Exhibit (99)(b) to this report and is incorporated by reference into this Item 2.02. On July 19, 2005, Wachovia intends to hold a conference call/webcast to discuss the Earnings News Release and the Quarterly Earnings Report.

The information in the preceding paragraph, including Exhibit (99)(a) and Exhibit (99)(b), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Wachovia’s Consolidated Balance Sheets and Consolidated Statements of Income, included as part of the Earnings News Release, are attached as Exhibit (99)(c) to this report (the “Financial Statements”), and is incorporated by reference into this Item 2.02. Exhibit (99)(c) is “filed” for purposes of Section 18 of the Exchange Act, and therefore, may be incorporated by reference in filings under the Securities Act.

The Quarterly Earnings Report contains references to certain information previously furnished to the Securities and Exchange Commission in Exhibit (99)(d) to Wachovia’s Current Report on Form 8-K dated January 19, 2005 (such furnished information, the “Supplemental Information”). The Supplemental Information shows (1) certain historical financial data for each of Wachovia and SouthTrust Corporation (“SouthTrust”) and (2) similar combined illustrative information reflecting the merger of SouthTrust into Wachovia. The historical financial data show the actual financial results of Wachovia and SouthTrust for the periods indicated. The combined illustrative information shows the illustrative effect of the merger under the purchase method of accounting hypothetically assuming the merger was consummated as of the applicable prior period, instead of November 1, 2004, the actual merger consummation date. In the case of the combined illustrative information for the three months ended December 31, 2004, the standalone SouthTrust information represents the period from October 1, 2004 to October 31, 2004. In the case of the combined illustrative information for the full year ended December 31, 2004, the standalone SouthTrust information represents the period from January 1, 2004 to October 31, 2004.

The combined illustrative information is not prepared in accordance with generally accepted accounting principles (“GAAP”), although both the historical Wachovia and historical SouthTrust financial information presented in the Supplemental Information were respectively prepared in accordance with GAAP. Wachovia believes the combined illustrative information is useful to investors in understanding how the financial information of

Wachovia and SouthTrust may have appeared on a combined basis had the two companies actually been merged as of the dates indicated and how the financial information of the business segments and certain sub-segments of the new combined company may have appeared had the two companies actually been merged as of the dates indicated.

The combined illustrative information includes estimated adjustments to record certain assets and liabilities of SouthTrust at their respective fair values and to record certain exit costs related to SouthTrust. The estimated adjustments included in the Supplemental Information are subject to updates as additional information becomes available and as additional analyses are performed. Certain other assets and liabilities of SouthTrust will also be subject to adjustment to their respective fair values, including additional intangible assets which may be identified. Pending more detailed analyses, no estimated adjustments are included in the Supplemental Information for these assets and liabilities. Any change in the fair value of the net assets of SouthTrust will change the amount of the purchase price allocable to goodwill. In addition, the final adjustments may be materially different from the unaudited estimated adjustments presented in the Supplemental Information. The combined illustrative information cannot be reconciled to GAAP because many of the purchase accounting adjustments resulting from the merger are based upon valuations of assets as of the merger date and therefore cannot be ascertained for prior periods.

Wachovia anticipates that the merger will provide Wachovia with financial benefits that include increased revenue and reduced operating expenses, but these financial benefits are not reflected in the combined illustrative information. Accordingly, the combined illustrative information does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the periods presented.

The Supplemental Information is based on historical financial information and related notes that Wachovia and SouthTrust have respectively presented in prior filings with the Securities and Exchange Commission. Shareholders are encouraged to review that historical financial information and related notes in connection with the Supplemental Information. Shareholders are also encouraged to review Wachovia’s Current Report on Form 8-K dated January 19, 2005 for important information and assumptions related to the Supplemental Information.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

(99	)(a)	The Earnings News Release (solely furnished and not filed for purposes of Item 2.02).

(99	)(b)	The Quarterly Earnings Report (solely furnished and not filed for purposes of Item 2.02).

(99	)(c)	The Financial Statements (filed for purposes of Item 2.02).

* * *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, including, without limitation, (i) statements relating to the benefits of the merger between Wachovia and SouthTrust completed on November 1, 2004 (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion or dilution to reported earnings that may be realized from the Merger, (ii) statements relating to the benefits of the retail securities brokerage combination transaction between Wachovia and Prudential Financial, Inc. completed on July 1, 2003 (the “Brokerage Transaction”), including future financial and operating results, cost savings, enhanced revenues and the accretion of reported earnings that may be realized from the Brokerage Transaction, (iii) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control).

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and SouthTrust in connection with the Merger or the businesses of Wachovia and Prudential in connection with the Brokerage Transaction will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger or the Brokerage Transaction may not be fully realized or realized within the expected time frame; (3) revenues following the Merger or the Brokerage Transaction may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger or the Brokerage Transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) inflation, interest rate, market and monetary fluctuations; (8) adverse conditions in the stock market, the public debt market and other capital markets

(including changes in interest rate conditions) and the impact of such conditions on Wachovia’s capital markets and capital management activities, including, without limitation, Wachovia’s mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (9) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (10) the willingness of customers to accept third party products marketed by Wachovia; (11) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (12) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (13) technological changes; (14) changes in consumer spending and saving habits; (15) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger (and any required divestitures related thereto) and the Brokerage Transaction, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (16) the growth and profitability of Wachovia’s non-interest or fee income being less than expected; (17) unanticipated regulatory or judicial proceedings or rulings; (18) the impact of changes in accounting principles; (19) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; (20) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (21) Wachovia’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the Merger or the Brokerage Transaction or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

By:	/s/ ROBERT P. KELLY
Name:	Robert P. Kelly
Title:	Senior Executive Vice President and Chief Financial Officer

Date: July 19, 2005

Exhibit Index

Exhibit No.	Description

(99)(a)	The Earnings News Release.

(99)(b)	The Quarterly Earnings Report.

(99)(c)	The Financial Statements.